UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): December 23, 2016 (December 22, 2016)

TETRA Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-13455	74-2148293
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24955 Interstate 45 North

The Woodlands, Texas 77380

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (281) 367-1983

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Definitive Material Agreement.

Amendment to Credit Agreement

On December 22, 2016, TETRA Technologies, Inc., a Delaware corporation (the “Company”) and certain of its subsidiaries entered into an Agreement and Fifth Amendment to Credit Agreement (the “Fifth Amendment”) with JPMorgan Chase Bank, N.A., as administrative agent, and the lenders party thereto. The Fifth Amendment amends the Credit Agreement dated as of June 27, 2006, as previously amended (as amended, the “Credit Agreement”).

The Fifth Amendment amended the consolidated leverage ratio covenant so that the consolidated leverage ratio may not exceed (a) 5.00 to 1 at the end of the Company’s fiscal quarters ending during the period from and including March 31, 2017 through and including December 31, 2017, (b) 4.75 to 1 at the end of the Company’s fiscal quarters ending March 31, 2018 and June 30, 2018, (c) 4.50 to 1 at the end of the Company’s fiscal quarters ending September 30, 2018 and December 31, 2018, and (d) 4.00 to 1 at the end of each of the Company’s fiscal quarters thereafter.  The Fifth Amendment provides that no consolidated leverage ratio covenant is applicable for the Company’s fiscal quarter ending December 31, 2016.

In addition, the Fifth Amendment provides for the following other changes related to the Credit Agreement: (i) reduced the maximum aggregate lender commitments from $225 million to $200 million; (ii) reduced the amount of the Company’s permitted unsecured indebtedness from $100 million to $50 million; (iii) reduced the amount of permitted acquisitions to either $25 million or $50 million, based upon a pro forma leverage ratio calculation; and (iv) imposed a restriction that the Company not use more than $15 million of the $114.9 million of gross proceeds realized in December 2016 from the issuance of equity by the Company to prepay any indebtedness under the Amended and Restated GSO Note Purchase Agreement (as defined below).

Borrowings under the credit facility following the Fifth Amendment generally bear interest at the British Bankers Association LIBOR rate or an alternate base rate, in each case plus an additional margin based on the consolidated leverage ratio as set forth below:

Leverage Ratio	Eurocurrency Spread	ABR Spread	Commitment Fee Rate
Category 1: greater than or equal to 4.00 to 1	4.25%	1.00%	1.00%
Category 2: greater than or equal to 3.50 to 1 but less than 4.00 to 1	4.00%	0.75%	0.75%
Category 3: greater than or equal to 3.00 to 1 but less than 3.50 to 1	3.75%	0.50%	0.75%
Category 4: greater than or equal to 2.50 to 1 but less than 3.00 to 1	3.50%	0.00%	0.50%
Category 5: greater than or equal to 2.00 to 1 but less than 2.50 to 1	2.75%	0.00%	0.50%
Category 6: less than 2.00 to 1	2.50%	0.00%	0.35%

Certain of the lenders under the Credit Agreement and their affiliates have in the past provided, and may from time to time in the future provide, commercial banking, financial advisory, investment banking and other services to the Company and its subsidiaries. They have received, and may receive in the future, customary fees and commissions for these transactions.

The foregoing description of the Fifth Amendment does not purport to be complete and is subject to, and qualified in its entirety by, reference to the full text of the Fifth Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Amendment to Amended and Restated Note Purchase Agreement

On December 22, 2016, the Company entered into a First Amendment to Amended and Restated Note Purchase Agreement (the “Note Purchase Agreement Amendment”) with GSO Tetra Holdings LP (“GSO”). The Note Purchase Agreement Amendment amends that certain Amended and Restated GSO Note Purchase Agreement (the “Amended and Restated GSO Note Purchase Agreement”), dated July 1, 2016, by and between the Company and GSO, relating to the previous issuance and sale of $125 million aggregate principal amount of the Company’s 11.00% Senior Notes due November 5, 2022 (the “Notes”). The Notes were sold to GSO in a private placement exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”).

The Note Purchase Agreement Amendment replaced and modified certain financial covenants in the Amended and Restated GSO Note Purchase Agreement as follows:

(i)	The fixed charge coverage ratio was amended so that the fixed charge coverage ratio may not be less than 1.25 to 1 as of the end of any fiscal quarter of the Company.

(ii)

the ratio of consolidated funded indebtedness to EBITDA may not exceed (a) 5.00 to 1 at the end of the Company’s fiscal quarters ending during the period from and including March 31, 2017 through and including December 31, 2017, (b) 4.75 to 1 at the end of the Company’s fiscal quarters ending March 31, 2018 and June 30, 2018, (c) 4.50 to 1 at the end of the Company’s fiscal quarters ending September 30, 2018 and December 31, 2018, and (d) 4.00 to 1 at the end of each of the Company’s fiscal quarters thereafter.  The Note Purchase Agreement Amendment provides that no consolidated leverage ratio covenant is applicable for the Company’s fiscal quarter ending December 31, 2016.

The Note Purchase Agreement Amendment provides for the following other changes related to the Amended and Restated GSO Note Purchase Agreement: (i) reduced the amount of the Company’s permitted indebtedness under the Credit Agreement from $225 million to $200 million; (ii) reduced the amount of the Company’s permitted unsecured indebtedness from $100 million to $50 million; and (iii) reduced the amount of permitted acquisitions to either $25 million or $50 million, based upon a pro forma leverage ratio calculation.

The foregoing description of the Note Purchase Agreement Amendment does not purport to be complete and is subject to, and qualified in its entirety by, reference to the full text of the Note Purchase Agreement Amendment, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference in this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
4.1	First Amendment to Amended and Restated Note Purchase Agreement, dated December 22, 2016, between TETRA Technologies, Inc. and GSO Tetra Holdings LP.
10.1

Agreement and Fifth Amendment to Credit Agreement dated as of December 22, 2016, among TETRA Technologies, Inc., and certain of its subsidiaries as borrowers, JPMorgan Chase Bank, N.A., as administrative agent, and the lender parties thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TETRA Technologies, Inc.

	By:	/s/Stuart M. Brightman
Stuart M. Brightman
President & Chief Executive Officer
Date: December 23, 2016

EXHIBIT INDEX

Exhibit Number	Description
4.1	First Amendment to Amended and Restated Note Purchase Agreement, dated December 22, 2016, between TETRA Technologies, Inc. and GSO Tetra Holdings LP.
10.1

Agreement and Fifth Amendment to Credit Agreement dated as of December 22, 2016, among TETRA Technologies, Inc., and certain of its subsidiaries as borrowers, JPMorgan Chase Bank, N.A., as administrative agent, and the lender parties thereto.

4